SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               ------------------

Date of Report: March 12, 1997

                              HRE Properties, Inc.
             (Exact Name of Registrant as Specified in its Charter)

            Maryland                                            04-2458042*
  (State or Other Jurisdiction       (Commission File        (I.R.S. Employer
of Incorporation or Organization)         Number)         Identification Number)

                               321 Railroad Avenue
                          Greenwich, Connecticut 06830
                                  203-863-8200
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               ------------------




* I.R.S. Employer Identification Number of HRE Properties, the predecessor to the registrant prior to the Reorganization described in Registration Statement No. 333-19113-01.

Item 2.  Acquisition or Disposition of Assets.

         Effective as of 4:30 p.m. on March 12, 1997, HRE Properties, a Massachusetts business trust (the "Trust"), was merged into HRE Properties, Inc., a Maryland corporation (the "Corporation"). The merger (the "Merger") was effected pursuant to the Plan of Reorganization (the "Plan of Reorganization") set forth as Exhibit A to the Joint Proxy Statement/Prospectus of the Trust and the Corporation contained in Registration Statement No. 333-19133, as amended (the "Registration Statement"), and pursuant to which the separate existence of the Trust terminated and the Corporation was the surviving entity of the Merger. At the effective time of the Merger, each issued and outstanding Trust Common Share was converted into one share of Common Stock, par value $.01 per share, of the Corporation, and all properties, assets, liabilities and obligations of the Trust became properties, assets, liabilities and obligations of the Corporation.

         This Report on Form 8-K hereby incorporates by reference the Registration Statement, which sets forth the additional information necessary to reflect any material changes made in connection with or resulting from the Merger.

Item 5.  Other Events.

         Effective as of the effective date of the Merger, the Trust accepted the resignation of The First National Bank of Boston as rights agent under that certain Rights Agreement, dated as of October 28, 1988, as amended, by and between the Trust and The First National Bank of Boston (the "Original Rignts Agent") and entered into an amended and restated Rights Agreement, dated as of March 12, 1997, by and between the Corporation and The Bank of New York, as Rights Agent (the "Rights Agreement"), which amends and restates the Original Rights Agreement, pursuant to which certain rights to purchase one one-hundredth of a share of the Trust's Series A Participating Preferred Shares (or such other securities or properties of the Trust) on the terms and subject to the provisions of the Original Rights Agreement, shall become and represent, effective as of the effective time of the Merger, the right to purchase one one-hundredth of a share of the Corporation's Series A Participating Preferred Shares (or such other securities or properties of the Corporation) on the terms and conditions set forth in the Rights Agreement. A copy of the Rights Agreement is filed herewith as an exhibit and is hereby incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The  exhibits  which are filed  with this  report  are set forth in the
Exhibit Index which appears at page 4 of this Report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, State of Connecticut on March 12, 1997.






                                        HRE PROPERTIES, INC.

                                        By:  /s/ James R. Moore
                                           -------------------------------------
                                             James R. Moore,
                                             Executive Vice President - Chief
                                             Financial Officer

                                  EXHIBIT INDEX


              The following designated exhibits are filed herewith:



Exhibit
-------



  2.1 The Plan of Reorganization, dated as of December 30, 1996, between the Corporation and the Trust. Incorporated by reference to Exhibit
            2.1 of the Corporation's Registration Statement on Form S-4 filed with the Securities and Exchange Commission (No. 333-19113-01), as amended.

  4.1       Rights  Agreement,   dated  as  of  March  12,  1997,   between  the
            Corporation and The Bank of New York, as Rights Agent.

  4.2 Form of Articles Supplementary with respect to Series A Preferred Shares (attached as Exhibit A to the Rights Agreement).

  4.3 Form of Preferred Share Purchase Right Certificate (attached as Exhibit B to the Rights Agreement).